                                                                    EXHIBIT 10.9
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        AMENDMENT NO. 1 TO AND PARTIAL TERMINATION OF SUBLEASE AGREEMENT
               BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
--------------------------------------------------------------------------------

     This Amendment No. 1 ("Amendment") to and partial termination of the Sublease Agreement (the "Sublease") between ARGOSystems, Inc., as Sublessor (hereinafter, "Sublessor"), and General Magic, Inc., as Sublessee (hereinafter, "Sublessee"), for the premises located at 420 N. Mary Avenue, Sunnyvale, California, which Sublease was dated April 12, 1994 for reference purposes only, and such Amendment to Sublease is made and entered into as of April 1, 1997. In consideration of the mutual promises, covenants, and conditions as hereinafter provided, the parties hereto do agree to the following provisions, which amend the Sublease, as follows:

     1.   Early Surrender of Portion of Premises.

          1.1 For purposes of this Amendment, the term, "Surrendered Space," shall mean and refer to those portions of the Premises (as that term is defined in paragraph 1 of the Sublease) consisting of (i) the second floor of 420 N. Mary Avenue and consisting of approximately 38,862 square feet of office/R&D space, and which is depicted in Exhibit A attached hereto and incorporated herein by reference; (ii) approximately 10,966 square feet of office/R&D space on the first floor of 420 N. Mary Avenue, and which is depicted in Exhibit B attached hereto and incorporated by reference; and (iii) for purposes of calculation of Rent, Rebate Rent (as defined below), and reduction of Security Deposit only under the Sublease, as amended hereby, 1,727 square feet of office/R&D space on the first floor, which represents a proportionate share of the core and common area on the first floor, excluding the cafeteria, gym, locker rooms, shipping and receiving, all conference rooms, and the corridors adjacent to the conference rooms from the core and common area for purposes of establishing the proportionate share, which is depicted in Exhibit C attached hereto and incorporated herein by reference (collectively, the "Surrendered Space"). Sublessor and Sublessee agree that the square footage of the Premises shall be deemed to be 116,586 square feet, consisting of three floors of 38,862 square feet each, regardless of actual dimensions.

          1.2 As used in this Amendment, the term, "Remaining Space," shall mean and refer to the Premises, excluding therefrom the Surrendered Space. All capitalized terms not defined in this Amendment shall have the meanings defined in the Sublease, except as otherwise specified in this Amendment.

          1.3 Except as provided in Paragraph 6 and 10, effective as of July 28, 1997, Sublessee shall relinquish the Surrendered Space to Sublessor in broom clean condition. In relinquishing the Surrendered Space as of July 28, 1997, Sublessor agrees that Sublessee shall not have any obligation to surrender the Surrendered Space with all interior walls freshly painted or cleaned so they appear freshly painted, any carpets cleaned, the air conditioning and heating equipment serviced by a reputable service man, or with all floors cleaned and waxed. Sublessee

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        AMENDMENT NO. 1 TO AND PARTIAL TERMINATION OF SUBLEASE AGREEMENT
               BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
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must otherwise comply with its surrender obligations as provided in the
Sublease, including but not limited to those obligations stated in paragraph 27 thereof. Sublessor shall have the right to inspect the Surrendered Space.

          1.4 Effective as of April 1, 1997, the Base Rent payable under the sublease shall be reduced proportionately based on the square footage of the Surrendered Space hereof as a percentage of the square footage of the Premises. Therefore, effective April 1, 1997, the Base Rent shall be the sum as provided in the Sublease, multiplied by a fraction, the numerator of which is 65,031 (the square footage of the Remaining Space), and the denominator of which is 116,586 (the square footage of the Premises).

          1.5 From and after April 1, 1997, Sublessee shall have no further obligation to pay Additional Rent with respect to the Surrendered Space, and Sublessor shall reimburse Sublessee for all operating expenses incurred with respect thereto, including but not limited to landscaping and maintenance fees for the Common Area of the Property, within 10 days of request.

     2.   Rebate Rent.

          As and for consideration for Sublessee's surrender of the Surrendered Space, and as and for further consideration for the other promises, conditions, and covenants herein, commencing April 1, 1997, Sublessor shall pay or credit to Sublessee as appropriate the monthly rebate rent set forth in the table below for each square foot of the Surrendered Space determined in accordance with paragraph 1.1 hereof (hereinafter, the "Rebate Rent"). Such Rebate Rent will be paid to Sublessee or credited as appropriate against the Base Rent or Additional Rent payable by Sublessee or Sublessor for the Remaining Space.


     Period                       Rebate Rent/Sq. ft.
     -------                      -------------------
     April 1997 - June 1997              $.625
     July 1997 - March 1998              $.575
     April 1998 - March 1999             $.625
     April 1999 - June 1999              $.675
     July 1999 - March 2000              $.650
     April 2000 - June 2000              $.700
     July 2000 - March 2001              $.650
     April 2001 - June 2002              $.700

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        AMENDMENT NO. 1 TO AND PARTIAL TERMINATION OF SUBLEASE AGREEMENT
               BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
--------------------------------------------------------------------------------

     3.   Security Deposit.

          The Security Deposit as required under the Sublease shall be reduced as follows: the Security Deposit shall be in the amount of $139,903.20, multiplied by a fraction, the numerator of which is 65,031 (the square footage of the Remaining Space), and the denominator of which is 116,586 (the square footage of the Premises) (the "Reduced Security Deposit"). The difference between the Security Deposit and the Reduced Security Deposit shall be refunded to Sublessee promptly upon execution of the Sublease. Except as specifically provided herein, the terms and conditions of the Sublease with respect to the Security Deposit, including paragraph 4 thereof, shall remain unaffected by this Amendment.

     4.   Additional Consideration.

     As and for additional consideration for Sublessee's Surrender of the Surrendered Space, and as and for further consideration for the other promises, conditions, and covenants herein, promptly upon execution of this Amendment, Sublessor shall credit Sublessee: the amount of $38,000 in one lump sum.

     5.   Option Rights and Rights of First Refusal.

          5.1 Notwithstanding anything to the contrary in the Sublease, and, in particular, paragraph 36 thereof, in the event that Sublessee exercises its expansion option for one full floor of additional space (consisting of approximately 38,862 sq. ft.), Sublessor, at Sublessor's sole discretion, may satisfy its obligations under the Sublease by providing to Sublessee either: one full floor of 430 N. Mary Avenue (comprising approximately 38,862 sq. ft.); or the second floor of 420 N. Mary Avenue (comprising approximately 38,862 sq. ft.).

          5.2 Sublessor shall have the Right of First Refusal in the event Sublessee or Sublessee's successor in interest, if any, hereafter chooses to sublease or assign any space at 420 or 430 N. Mary Avenue, subject to Master Lessor's consent.

          5.3 In the event that Sublessee or its successor chooses to sublease or assign any space at 420 or 430 N. Mary Avenue, Sublessee shall first give written notice to Sublessor identifying the space to be sublet or that will be the subject of an assignment, and specifying the basic economic terms on which Sublessee proposes to sublet such space or assign such Sublease, or, in the event of any unsolicited offer received by Sublessee from a third party to sublease such space, Sublessee shall notify Sublessor of all material terms of any such offer. The Right of First Refusal granted to Sublessor hereunder shall otherwise be on the same basis as the Right of First Refusal granted to Sublessee in the Sublease, Paragraph 35 thereof, except that, for purposes of

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

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        AMENDMENT NO. 1 TO AND PARTIAL TERMINATION OF SUBLEASE AGREEMENT
               BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
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this Amendment, wherever Paragraph 35 refers to "Sublessor," it shall mean
"Sublessee," and wherever Paragraph 35 refers to "Sublessee," it shall mean "Sublessor."

     6.   Sublessee's Access to the Surrendered Space.

          6.1 From April 1, 1997 to July 28, 1997, Sublessee shall have access to the Surrendered Space for the sole and exclusive purpose of satisfying its surrender obligations. Sublessee shall coordinate with Sublessor to minimize any disruption to or conflict with Sublessor's plans for the Surrendered Space during this period.

          6.2 From June 1, 1997 through the end of the Term of the Sublease (unless the Sublease is earlier terminated), Sublessee, through no more than four (4) of its employees, agents, contractors or invitees, but no more than two (2) at any given time: (a) shall have unlimited card key access to the second floor of 420 N. Mary Avenue upon sign-in for any urgent situations requiring entry to the two (2) telephone/wiring utility closets on said second floor; and (b) shall otherwise have access to the utility closets on said second floor upon a minimum of four (4) hours' notice to Sublessor also upon sign-in. These four (4) designated employees, agents, contractors or invitees, who may change from time to time, will first obtain a Sun picture badge by successfully completing the Sun Screening Process as provided in Exhibit D, as amended from time to time.

     7.   Sublessor's Access to the Surrendered Space.

          From April 1, 1997 to July 28, 1997, Sublessor and the prospective occupant of the Surrendered Space shall both have access to the Surrendered Space, but shall be accompanied at such times by a designated representative of Sublessee.

     8.   Parking Spaces.

          Notwithstanding anything to the contrary in the Sublease, and, in particular, paragraph 34(i) thereof, Sublessee shall have a non-exclusive right to use 240 parking spaces located in the Common Area.

     9.   Signage.

          The occupant of the Surrendered Space shall be entitled to place signage adjacent to the Premises, and in and around the common area on the first floor of the Premises, subject to written approval of the Sublessee, Sublessor and Master Lessor as to the reasonable placement, appearance, and size thereof, which approval shall not be unreasonably withheld, conditioned or delayed. No occupant of the Surrendered Space shall be entitled to place signage on the exterior of the Premises.

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FINAL                                                                        -4-

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        AMENDMENT NO. 1 TO AND PARTIAL TERMINATION OF SUBLEASE AGREEMENT
               BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
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     10.  Demising Costs.

          10.1 Sublessor and Sublessee shall cooperate with one another to determine in good faith those modifications or improvements to the Premises which are reasonably necessary to provide appropriate access and security for the occupant of the Surrendered Space. Subject to the approval of the City of Sunnyvale, Sublessee shall construct, at its sole cost, a cap to enclose the stairwell at the third floor, and shall pay an amount not to exceed $20,000 for any other demising cost or other costs necessary at the first floor to obtain approval of the City of Sunnyvale in connection with this transaction. In the event such other demising costs would exceed $20,000, the parties hereto agree to renegotiate in good faith the terms of this Amendment to effectuate the spirit and intent of said agreement.

          10.2 Any and all demising costs within the Surrendered Space shall be borne by Sublessor.

          10.3 Subject to approval by Master Lessor, Sublessor shall be entitled to install, at its sole cost, a cardkey security system in the common area on the first floor and on the exterior of the Premises to provide access to the Surrendered Space.

     11.  Commissions.

          11.1 Sublessee represents and warrants to Sublessor that Sublessee has not dealt with any broker in connection with this transaction other than Cornish & Carey, and Sublessor represents and warrants to Sublessee that Sublessor has not engaged any broker in connection with this transaction.

          11.2 Sublessor agrees that Sublessee shall not have any responsibility for any real estate commission that may be paid to LaSalle Partners as a result of this transaction.

          11.3 Sublessee shall be liable for and shall pay any and all real estate brokerage commissions due to Cornish & Carey in connection with this transaction. Neither Sublessor nor Sun Microsystems, Inc. ("Sun") shall have any responsibility for any real estate commission that may be paid to Cornish & Carey in connection with this transaction.

          11.4 Each party agrees to indemnify, defend and hold harmless the other party from any and all liabilities, claims or damages arising out of such party's breach of the foregoing warranties and representations.



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
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        AMENDMENT NO. 1 TO AND PARTIAL TERMINATION OF SUBLEASE AGREEMENT
               BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
--------------------------------------------------------------------------------

     12.  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together shall constitute one and the same Agreement.

          EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said April 12th, 1994 Sublease Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Amendment No. 1 to Sublease as of April 1, 1997.

SUBLESSOR:                              SUBLESSEE:

ARGOSYSTEMS, INC.                       GENERAL MAGIC, INC.,
a California Corporation                a Delaware Corporation


By /s/  Allan F. Sauln                  By /s/  Mary E. Doyle
   ------------------------------          ------------------------------
        Allan F. Sauln

Title Vice President, Engineering       Title Vice President, Business
      and Operations                          Affairs
      ---------------------------             ---------------------------




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
                  SUBLEASE AMENDMENT/GENERAL MAGIC/ARGOSystems
                                   EXHIBIT A




                               [SECOND FLOOR MAP]

                  SUBLEASE AMENDMENT/GENERAL MAGIC/ARGOSystems
                                   EXHIBIT B



                               [FIRST FLOOR MAP]

                  SUBLEASE AMENDMENT/GENERAL MAGIC/ARGOSystems
                                   EXHIBIT C


                               [FIRST FLOOR MAP]

                                                                          EXHIBIT D
                                                                          Page 1 of 2


[SUN MICROSYSTEMS LOGO]                                          Sunscreen
                                                      Temporary/Contractor Application


Please complete this application thoroughly and neatly. If it is not complete or legible, it cannot be processed.

Last Name                       First Name                        Middle Name

-----------------------------   -------------------------------   ---------------------
Please list any other names that you have been known by (AKA's, aliases, maiden names, etc.):

---------------------------------------------------------------------------------------
Current Address                                   Home Phone #
                                                  (       )
-----------------------------------------------   -------------------------------------
City                 State        Zip Code        Work Phone #
                                                  (       )
------------------   ----------   -------------   -------------------------------------
Please list all previous addresses within the past 5 years:


---------------------------------------------------------------------------------------
Social Security Number     Drivers License Number     State     Month and Day of birth

-----------------------   ------------------------   -------   ------------------------
Have you held any other drivers licenses within the past 5 years?    [ ] Yes   [ ] No
If yes, please list states and license numbers.


---------------------------------------------------------------------------------------
Have you ever worked at Sun before? [ ] Yes [ ] No    If yes, were you a   [ ] Temp
                                                      [ ] Contr    [ ] Sun Employee

---------------------------------------------------   ---------------------------------
Employment History:

1 Present (or most recent) Employer   City and State   Position   Start Date   End Date

  ---------------------------------   --------------   --------   ----------   --------
2 Previous Employer                   City and State   Position   Start Date   End Date

  ---------------------------------   --------------   --------   ----------   --------
3 Previous Employer                   City and State   Position   Start Date   End Date

  ---------------------------------   --------------   --------   ----------   --------
4 Previous Employer                   City and State   Position   Start Date   End Date

  ---------------------------------   --------------   --------   ----------   --------

Have you ever been convicted of a crime, other than minor traffic citations, or are you pending trial for a criminal offense for which you are out on bail or your own recognizance? IF YES, LIST DATES, PLACES, CHARGES AND DISPOSITION. (A conviction is
not an automatic disqualification from employment.)   Yes [ ]   No [ ]


----------------------------------------------------------------------------------------

Sun Proprietary/Confidential: Need to know          Page 1 of 2          Rev Date: 02/94

                                                                       EXHIBIT D
                                                                     Page 2 of 2

[SUN MICROSYSTEMS LOGO]

                                                                       Sunscreen
                                                Temporary/Contractor Application




----------------------------------   -----------------------------   -----------
Last Name                            First Name                      Middle Name

---------------------------------------------------  ---------------------------
Agency Hiring Manager                                Position

---------------------------------------------------  ---------------------------

Can you show evidence of the legal right to work in the U.S.?     Yes [ ] No [ ]
If yes, residency status:
                          ------------------------------------------------------

Are you a citizen of any of the countries listed below?           Yes [ ] No [ ]

Albania                  Armenia            Azerbaijan        Belarus                 Burgaria

China, Peop. Rep. of     Cuba               Czech Republic    Estonia                 Georgia

Haiti                    Iran               Iraq              Kampuches (Cambodia)    Kazakhastan

Kyrgyzstan               Laos               Latvia            Libya                   Lithuania

Mongolia                 Muldovia           North Korea       Poland                  Romania

Russia                   Slovak Republic    Syria             Tajikstan               Turkmenistan

Ukraine                  Uzebkistan         Vietnam           Yugoslavia



Are you a permanent resident (Green Card holder) of the U.S.?     Yes [ ] No [ ]


Please read the following before signing:

I certify that all statements I have made on this application and resume submitted with this application, or other supplementary material are true and correct. In the event that I am placed on a temporary/contractor assignment at Sun Microsystems, Inc., I hereby authorize Sun Microsystems, Inc. to investigate the accuracy of the information on my application of employment with ___________ Agency/self employed, from any person or organization, and I release Sun Microsystems, Inc. and all persons and organization from all claims and liabilities of any nature arising from such investigation. I acknowledge that my assignment at Sun Microsystems, Inc. is conditional upon results of such investigation and upon my execution of the Sun Microsystems, Inc. proprietary information agreements. If such investigation results in the disclosure of misleading, or false information supplied by me, Sun Microsystems, Inc. has grounds for immediate disqualification of assignment or if already assigned, grounds for terminating assignment. I also understand that any temporary assignment at Sun Microsystems, Inc. is not to be construed as a contract of assignment for any length of time, nor as an offer for full time employment by Sun Microsystems, Inc. I also understand that any statements or representations made to me with respect to such employment are not binding on Sun Microsystems unless and until a written offer is made to me from the Human Resources Department of Sun Microsystems.

I have read and understand the foregoing statement.

Signature: ________________________________ Date:______________________



Sun Proprietary/Confidential: Need to know     Page 2 of 2      Rev/ Date: 02/94